For more information contact:

                                                Louis Silverman
                                                President and CEO
                                                Quality Systems, Inc.
                                                (949) 255-2600
FOR IMMEDIATE RELEASE                           www.qsii.com

                                                Sean Collins
                                                Partner
                                                CCG Investor Relations
                                                (310) 231-8600
                                                www.ccgir.com

                 QUALITY SYSTEMS REPORTS SECOND QUARTER RESULTS

IRVINE,   Calif.--(BUSINESS   WIRE)--November  3,  2005--Quality  Systems,  Inc.
(NASDAQ: QSII - news) today announced the results of operations for its fiscal 2006 second quarter ended September 30, 2005. The Company posted net revenues of $29.5 million in the second quarter, an increase of 39% from the $21.2 million generated during the same quarter last year. The Company reported net income of $5.8 million an increase of 56% over net income of $3.7 million earned in the comparable quarter of the prior year. Fully diluted earnings per share was $0.43 in the quarter, an increase of 54% over the fully diluted $0.28 per share earnings recorded in the same quarter last year.

The revenue and net income results achieved in the quarter were records for the Company. Results in the second quarter were driven by record revenue and profit in the Company's NextGen Healthcare Information Systems division. For the quarter, the Company's NextGen Healthcare Information Systems division posted record revenue of $25.5 million, up 48% over the same quarter prior year and record operating income of $9.9 million, up 62% over the same quarter of the prior year.

Quality Systems, Inc. will hold a conference call to discuss second quarter financial results November 3, 2005 at 4:30 p.m. EST (1:30 p.m. PST). To participate in the conference call, please dial the following number five to ten minutes prior to the scheduled conference call time: (877) 586-7724. There is no pass code required for this call. If you are unable to participate in the call at this time, a replay will be available on Thursday, November 3, 2005 at approximately 7:30 p.m. EST, through Wednesday, November 9, 2005 at midnight EST. To access the replay dial (800) 642-1687 and enter conference ID number 2047523.

A transcript of the conference call will be made available on the QSII Web site (www.qsii.com).

About Quality Systems

Quality Systems, Inc. and its NextGen Healthcare Information Systems subsidiary develop and market computer-based practice management, patient records, and connectivity applications for medical and dental group practices. Visit www.qsii.com and www.nextgen.com for additional information.

This news release may contain forward-looking statements within the meaning of the federal securities laws. Statements regarding future events, developments, the Company's future performance, as well as management's expectations, beliefs, intentions, plans, estimates or projections relating to the future (including, without limitation, statements concerning revenue and net income), are forward-looking statements within the meaning of these laws and involve a number of risks and uncertainties. Moreover, these forward-looking statements are subject to a number of risks and uncertainties, some of which are outlined below. As a result, actual results may vary materially from those anticipated by the forward-looking statements. Among the important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are: the volume and timing of systems sales and installations; length of sales cycles and the installation process; the possibility that products will not achieve or sustain market acceptance; seasonal patterns of sales and customer buying behavior; the timing, cost and success or failure of new product and service introductions, development and product upgrade releases; undetected errors or bugs in software; changing economic, political or regulatory influences in the health-care industry; changes in product-pricing policies;
availability of third-party products and components; competitive pressures including product offerings, pricing and promotional activities; the Company's ability or inability to attract and retain qualified personnel; possible regulation of the Company's software by the U.S. Food and Drug Administration; uncertainties concerning threatened, pending and new litigation against the Company including related professional services fees; uncertainties concerning the amount and timing of professional fees incurred by the Company generally; changes of accounting estimates and assumptions used to prepare the prior periods' financial statements; general economic conditions; and the risk factors detailed from time to time in Quality Systems' periodic reports and registration statements filed with the Securities and Exchange Commission. A significant portion of the Company's quarterly sales of software product licenses and computer hardware is concluded in the last month of the fiscal quarter, generally with a concentration of such revenues earned in the final ten business days of that month. Due to these and other factors, the Company's revenues and operating results are very difficult to forecast. A major portion of the Company's costs and expenses, such as personnel and facilities, are of a fixed nature and, accordingly, a shortfall or decline in quarterly and/or annual revenues typically results in lower profitability or losses. As a result, comparison of the Company's period-to-period financial performance is not necessarily meaningful and should not be relied upon as an indicator of future performance. The Company undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

                          [financial highlights follow]

                                      # # #

                              QUALITY SYSTEMS, INC.
                        CONSOLIDATED STATEMENTS OF INCOME
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                    THREE MONTHS ENDED                       SIX MONTHS ENDED
                                                              --------------------------------      --------------------------------
                                                               SEPTEMBER 30,     SEPTEMBER 30,      SEPTEMBER 30,      SEPTEMBER 30,
                                                                    2005              2004               2005               2004
                                                              -------------      -------------      -------------      -------------
Revenues:
 Software, hardware and supplies .......................      $      13,661      $       9,307      $      26,634      $      18,110
 Implementation and training services ..................              3,031              2,300              5,521              4,566
                                                              -------------      -------------      -------------      -------------
System sales ...........................................             16,692             11,607             32,155             22,676
                                                              -------------      -------------      -------------      -------------

 Maintenance and other services ........................              9,676              7,022             18,539             13,796
 Electronic data interchange services ..................              3,174              2,588              6,276              4,875
                                                              -------------      -------------      -------------      -------------
Maintenance, EDI and other services ....................             12,850              9,610             24,815             18,671
                                                              -------------      -------------      -------------      -------------

   Total revenue .......................................             29,542             21,217             56,970             41,347
                                                              -------------      -------------      -------------      -------------

Cost of revenue:
 Software, hardware and supplies .......................              1,907              1,692              4,364              4,044
 Implementation and training services ..................              1,942              1,579              3,766              2,971
                                                              -------------      -------------      -------------      -------------
Total cost of system sales .............................              3,849              3,271              8,130              7,015
                                                              -------------      -------------      -------------      -------------

 Maintenance and other services ........................              3,637              2,956              7,045              5,902
 Electronic data interchange services ..................              2,125              1,710              4,187              3,121
                                                              -------------      -------------      -------------      -------------
Total cost of maintenance and other
services ...............................................              5,762              4,666             11,232              9,023
                                                              -------------      -------------      -------------      -------------
   Total cost of revenue ...............................              9,611              7,937             19,362             16,038
                                                              -------------      -------------      -------------      -------------

   Gross profit ........................................             19,931             13,280             37,608             25,309
                                                              -------------      -------------      -------------      -------------

Operating expenses:
   Selling, general and administrative .................              8,920              5,414             16,952             10,367
   Research and development costs ......................              1,977              1,818              3,718              3,430
                                                              -------------      -------------      -------------      -------------
     Total operating expenses ..........................             10,897              7,232             20,670             13,797
                                                              -------------      -------------      -------------      -------------

   Income from operations ..............................              9,034              6,048             16,938             11,512

Interest income ........................................                460                170                801                290
                                                              -------------      -------------      -------------      -------------

Income before provision for income
taxes ..................................................              9,494              6,218             17,739             11,802
Provision for income taxes .............................              3,700              2,503              6,870              4,705
                                                              -------------      -------------      -------------      -------------

   Net income ..........................................      $       5,794      $       3,715      $      10,869      $       7,097
                                                              =============      =============      =============      =============

Net income per share:
  Basic ................................................      $        0.44      $        0.29      $        0.83      $        0.56
                                                              =============      =============      =============      =============
  Diluted ..............................................      $        0.43      $        0.28      $        0.80      $        0.54
                                                              =============      =============      =============      =============

Weighted average shares outstanding:
Basic ..................................................             13,149             12,780             13,131             12,722
                                                              =============      =============      =============      =============
Diluted ................................................             13,564             13,196             13,529             13,160
                                                              =============      =============      =============      =============

                              QUALITY SYSTEMS, INC.
                           CONSOLIDATED BALANCE SHEETS
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                                  SEPTEMBER 30,         MARCH 31,
                                                                                                      2005                 2005
                                                                                                  -------------       -------------
                                           ASSETS                                                  (UNAUDITED)
Current assets:
      Cash and cash equivalents ............................................................      $      63,126       $      51,157
      Accounts receivable, net .............................................................             40,733              33,362
      Inventories, net .....................................................................                547                 960
      Income tax receivable ................................................................                177                  15
      Net current deferred tax assets ......................................................              1,796               1,796
      Other current assets .................................................................              1,975               1,677
                                                                                                  -------------       -------------
                Total current assets .......................................................            108,354              88,967

Equipment and improvements, net ............................................................              3,113               2,697
Capitalized software costs, net ............................................................              4,823               4,334
Goodwill ...................................................................................              1,840               1,840
Other ......................................................................................              1,715               1,604
                                                                                                  -------------       -------------
                Total assets ...............................................................      $     119,845       $      99,442
                                                                                                  =============       =============

                             LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
      Accounts payable .....................................................................      $       3,450       $       2,284
      Deferred revenue .....................................................................             28,627              24,115
      Accrued compensation and related benefits ............................................              3,874               3,436
      Other current liabilities ............................................................              4,759               4,021
                                                                                                  -------------       -------------
                Total current liabilities ..................................................             40,710              33,856

Deferred revenue, net of current ...........................................................              1,447               1,362
Net deferred tax liabilities ...............................................................                291                 291
Deferred compensation ......................................................................              1,457               1,202
                                                                                                  -------------       -------------
                Total liabilities ..........................................................             43,905              36,711
                                                                                                  -------------       -------------

Commitments and contingencies ..............................................................                 --                  --

Shareholders' equity:
      Common stock, $0.01 par value; authorized 20,000 shares; issued and outstanding 13,186 and 13,111 shares at September 30, 2005 and
          March 31, 2005, respectively .....................................................                131                 131
      Additional paid-in capital ...........................................................             46,639              44,499
      Retained earnings ....................................................................             30,068              19,213
      Deferred compensation ................................................................               (898)             (1,112)
                                                                                                  -------------       -------------
                Total shareholders' equity .................................................             75,940              62,731
                                                                                                  -------------       -------------
                Total liabilities and shareholders' equity .................................      $     119,845       $      99,442
                                                                                                  =============       =============